Exhibit 5 (g)

                                                                        BD130
Application
for Allstate Advisor variable annuities
Issued by Allstate Life Insurance Company of New York
100 Motor Parkway, Hauppauge, NY 11788-5107

Allstate Life Insurance Company
of New York
MAIL:
P.O. Box 94260
Palatine, IL 60094-4260
1-866-718-9824
fax: 866-487-8539
------------------------------------------------------------------------------

1  SELECT
   PRODUCT                 . ADVISOR  . ADVISOR PLUS     . ADVISOR PREFERRED
                           7-YR. SC        8-YR. SC        . Package I . Package II . Package III
                                                            0-YR.     SC 3-YR. SC   5-YR. SC

FOR BROKER USE ONLY:       . Program A . Program A                       . Program B   . Program B
                           . Program B . Program B                       . Program C   . Program C
                           . Program C . Program C


-------------------------------------------------------------------------------

2 SELECT OPTIONAL BENEFITS
Optional Benefits are subject to certain age and other restrictions. Additional charges may apply. May not be available with all products. Refer to the contract, riders and prospectus for more details.

Living Benefit Options
Accumulation Benefit (AB) - Select Guarantee Option 1 OR 2. Investment restrictions apply. For more information, please refer to the instruction page:

NOTE: All purchase payments received will have to adhere to the investment requirements of the AB rider. The AB benefit base will be reduced proportionally by all withdrawals. Future purchase payments made after the first contract anniversary following the AB rider date and any future withdrawals may adversely affect the benefit under this Rider. This Rider cannot be terminated until on or after the 5th rider anniversary unless the owner or annuitant dies. This rider cannot be traded-in until on or after the 5th rider anniversary. Changing investment allocations or making other changes that do not adhere to the investment requirements for the rider will result in the termination of the rider. Purchase payments (and associated credit enhancements, if applicable to your contract) received after the first contract anniversary following the AB rider date will not be included in the calculation of your AB benefit base.
Refer to the rider and prospectus for more details.

.. Guarantee Option 1.
Rider Period: ________ years (8 - 11 years)

.. Guarantee Option 2.
Rider Period: ________ years (10 - 16 years)


Death Benefit Options - Select all that apply:
Available for owners, annuitant, and co-annuitant age 0-79.

.. Maximum Anniversary Value
.. Spousal Protection Benefit (for certain qualified plans)


BD130                                                   PAGE 1 OF 8 (10/04)


                                                                        BD130
3  OWNER
If no Annuitant is specified in Section 5, the Owner will be the
Annuitant.
_____________________________________SS#/TIN 3 ___/__/____
Name
_____________________________________ Date of birth __   /__  /__
Street Address (no PO Box or c/o)                  Month Day Year
_____________________________________ . Male . Female
City State Zip                        . Trustee . CRT . Grantor . Non-Grantor
_____________________________________
Mailing address if different from above. Phone# ___/___/____
_____________________________________
City State Zip

Are the Owner(s), Annuitant(s), and Beneficiary(ies) U.S. Citizens? . Yes . No
If no, list or provide name and country of each.

_______________________________________________
_______________________________________________
-------------------------------------------------------------------------------

4  JOINT OWNER
   (If any)

_____________________________________SS#/TIN 3 ___/__/____
Name
_____________________________________ Date of birth __   /__  /__
Street Address (no PO Box or c/o)                  Month Day Year
_____________________________________ . Male . Female
City State Zip
_____________________________________
Relationship to Owner

------------------------------------------------------------------------------
5   ANNUITANT
Complete only if
different from the
Owner in Section 3.

_____________________________________SS#/TIN 3 ___/__/____
Name
_____________________________________ Date of birth __   /__  /__
Street Address (no PO Box or c/o)                  Month Day Year
_____________________________________ . Male . Female
City State Zip



CO-ANNUITANT
Complete only if Spousal
Protection Benefit is
selected in Section 2.

_____________________________________  SS#/TIN 3 ___/__/____
Name
                                       Date of birth   __  /__  /__
                                                     Month  Day Year

                                       .Male  .Female

------------------------------------------------------------------------------
6 BENEFICIARY(IES)
Spouse must be the
sole primary beneficiary
if the Spousal Protection
Benefit is selected in
Section 2.

______________________________________________________________
Primary Name    SS#     Relationship to Owner     Percentage
______________________________________________________________
Primary Name    SS#     Relationship to Owner     Percentage
______________________________________________________________
Primary Name    SS#     Relationship to Owner     Percentage
______________________________________________________________
Contingent Name(s) SS#  Relationship to Owner     Percentage

BD130                                                   PAGE 2 OF 8 (10/04)

                                                                        BD130

7  TYPE OF PLAN

.. Nonqualified . Traditional IRA . SEP-IRA . Roth IRA

..  Other________________________________
Tax year for which IRA contribution is being made____________ . Employer . Employee
-------------------------------------------------------------------------------

8  SOURCE OF FUNDS . Initial Payment . Transfer . Rollover . 1035 Exchange
-------------------------------------------------------------------------------

9 ALLOCATION OF INITIAL PURCHASE PAYMENT
Initial Purchase Payment: $___________ Make check payable to Allstate Life Insurance Company of New York.
Select ONE of the following options.

.. 100% of purchase payment allocated to the Variable Accounts in Section 10.

.. 100% of purchase payment allocated to the DCA Account. Money will be transferred in equal monthly installments out of the DCA Account to the Variable Account in Section 10. All money must be transferred out of the DCA Account by the end of the selected installment period.

Select ONE: . 3- to 6-month DCA Account in ________ (3-6) monthly installments
            . 7- to 12-month DCA Account in ________ (7-12) monthly installments

.. A portion of purchase payment allocated to the Guarantee Period Accounts* and the remainder allocated to the Variable Account. Allocations must be whole percentages and must add up to 100%. Not available if AB was selected in Section 2.

Portion to allocate to Guarantee Period Accounts* . 1-Year Guarantee Period ________ %
                                                  . 3-Year Guarantee Period ________ %
                                                  . 5-Year Guarantee Period ________ %
                                                  . 7-Year Guarantee Period ________ %
                                                  . --------------------- -------- %
Portion to allocate to Variable Account           . Variable Account ________ %
                                                                      TOTAL __100___ %

.. Growback Strategy - A portion of purchase payment allocated to the ______ (3, 5, or 7) Year Guarantee Period Account* and the remainder allocated to the Variable Account. The portion allocated to the Guarantee Period Account will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers. Not available if AB was selected in Section 2.

This strategy may be terminated or modified at any time by the insurer or me by providing written notice to the other party or, if investment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic
Withdrawals.

* May not be available with all products. See contract or prospectus for more details.

BD130                                                     PAGE 3 OF 8 (10/04)

                                                                        BD130

10 INVESTMENT CHOICES

Complete this section to provide instructions for allocating your initial purchase payment to the Variable Account.

Allocations must be whole percentages and add up to 100% (excluding any portion of purchase payment allocated to Guarantee Period Accounts above).

If you are also selecting the Accumulation Benefit (see Section 2), your allocation options may be limited. If you have selected Guarantee Option 1, you must allocate 20% to Class A, 50% to Class B and 30% to Class C (you may not allocate any of your purchase payment to Class D). If you have selected
Guarantee Option 2, you must allocate 100% to the available funds. Please refer to the instruction page for further clarification.

Money Market
.. Putnam VT Money Market _____%
.. Van Kampen LIT Money Market _____%
Bond
.. FTVIP Franklin U.S. Government _____%
.. Oppenheimer Bond/VA _____%
.. Oppenheimer Strategic Bond/VA _____%
.. Putnam VT Income _____%
High Yield Bond
.. Lord Abbett Series Fund - Bond-Debenture _____%
.. Oppenheimer High Income/VA _____%
.. Putnam VT High Yield _____%
Large Cap Value
.. FTVIP Franklin Growth and Income Securities _____%
.. Lord Abbett Series Fund - All Value _____%
.. Lord Abbett Series Fund - Growth and Income _____%
.. Putnam VT Growth and Income _____%
.. Putnam VT New Value _____%
.. Van Kampen LIT Comstock Portfolio _____%
.. Van Kampen LIT Growth and Income _____%
Large Cap Blend
.. Oppenheimer Capital Appreciation/VA _____%
.. Oppenheimer Main Street/VA _____%
.. Putnam VT Investors _____%
Large Cap Growth
.. FTVIP Franklin Large Cap Growth Securities _____%
.. Putnam VT Voyager _____%
.. Van Kampen LIT Emerging Growth _____%
.. Van Kampen UIF Equity Growth _____%
Mid Cap Value
.. FTVIP Mutual Shares Securities _____%
.. Lord Abbett Series Fund - Mid-Cap Value _____%
.. Van Kampen UIF U.S. Mid Cap Value _____%
Mid Cap Growth
.. Lord Abbett Series Fund Growth Opportunities _____%
.. Oppenheimer Aggressive Growth/VA _____%
.. Putnam VT Vista _____%
.. Van Kampen LIT Aggressive Growth _____%
Small Cap Value
.. FTVIP Franklin Small Cap Value Securities _____%
Small Cap Blend
.. Oppenheimer Main Street Small Cap/VA _____%
Small Cap Growth
.. Van Kampen UIF Small Company Growth _____% Balanced
.. FTVIP Franklin Income Securities _____%
.. Oppenheimer Balanced/VA _____%
.. Putnam VT The George Putnam Fund of Boston _____%
.. Putnam VT Global Asset Allocation _____%
.. Van Kampen UIF Equity and Income _____%
Global and International
.. FTVIP Templeton Developing Markets Securities _____%
.. FTVIP Templeton Foreign Securities _____%
.. Oppenheimer Global Securities/VA _____%
.. Putnam VT International Equity _____%
.. Van Kampen UIF Global Franchise _____%
Specialty
.. Van Kampen UIF Emerging Markets Debt _____%
.. Van Kampen UIF U.S. Real Estate _____%
                                Total 100%

-----------------------------------------------------------------------------
11  SPECIAL
    REMARKS

(Attach separate page if necessary.)

BD130                                                   PAGE 4 OF 8 (10/04)

                                                                        BD130
12 OPTIONAL PROGRAMS

Automatic Additions
Program

I authorize the insurer to begin automatic debits from the account designated below. The funds withdrawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase
Payment). (Minimum addition $50.)
I wish to have a monthly amount of $ ____________ withdrawn on the ___ day* of every month.
The debits should begin in _____________________ (month).
Debit my (check one) . Checking Account . Savings Account
_______________________________________________________
Financial Institution
_______________________________________________________
Address
_______________________________________________________
ABA No. Acct. No.

*Please allow three business days for the payment to be credited to your annuity. A VOIDED BLANK CHECK FOR THE ABOVE ACCOUNT MUST BE ATTACHED.

Dollar Cost Averaging Program
May not be available in all products.

Transfer to (select investment option) Percent per transfer Transfer frequency: Monthly
----------------------------- --------------%
----------------------------- --------------%
----------------------------- --------------%
----------------------------- --------------%
Total = 100% Number of occurrences (3-12):

All assets must be transferred into the variable subaccounts within 3 to 12 months from the date of enrollment.

The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by executing the requested transfer/withdrawal. (Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments.) In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.

Systematic Withdrawal Program

I authorize  the insurer to begin  systematic  withdrawals  in the net amount of
$__________________  from my annuity.  This amount  should be  withdrawn  on the
_______ day  beginning in the month of  ________________________  (please  allow three  business days for receipt of a direct  deposit or seven business days for receipt of a check).  The  account  value will be reduced to reflect  the amount
received,   as  well  as  applicable  charges,   adjustments,   and  income  tax
withholding.  I understand  that  withdrawals  may result in taxable income and, prior to owner's age of 59 1/2, may be subject to a 10% penalty.

Frequency of payments: . Monthly . Quarterly . Semiannually .Annually


BD130                                                   PAGE 5 OF 8 (10/04)


                                                                        BD130
12 OPTIONAL PROGRAMS (continued)
Specify percentage to be withdrawn (whole percentages only):


PUTNAM
.. Putnam VT George Putnam Fund of Boston _____%
.. Putnam VT Global Asset Allocation _____%
.. Putnam VT Growth and Income _____%
.. Putnam VT High Yield _____%
.. Putnam VT Income _____%
.. Putnam VT International Equity _____%
.. Putnam VT Investors _____%
.. Putnam VT Money Market _____%
.. Putnam VT New Value _____%
.. Putnam VT Vista _____%
.. Putnam VT Voyager _____%
FRANKLIN TEMPLETON
.. FTVIP Franklin Growth and Income Securities _____%
.. FTVIP Franklin Income Securities _____%
.. FTIVIP Franklin Large Cap Growth Securities _____%
.. FTVIP Franklin Small Cap Value Securities _____%
.. FTVIP Franklin U.S. Government _____%
.. FTVIP Mutual Shares Securities _____%
.. FTVIP Templeton Developing Markets Securities _____%
.. FTVIP Templeton Foreign Securities _____%
LORD ABBETT
.. Lord Abbett Series Fund - All Value _____%
.. Lord Abbett Series Fund - Bond-Debenture _____%
.. Lord Abbett Series Fund - Growth and Income _____%
.. Lord Abbett Series Fund - Growth Opportunities _____%
.. Lord Abbett Series Fund - Mid-Cap Value _____%
OPPENHEIMERFUNDS
.. Oppenheimer Aggressive Growth/VA _____%
.. Oppenheimer Balanced/VA _____%
.. Oppenheimer Bond/VA _____%
.. Oppenheimer Capital Appreciation/VA _____%
.. Oppenheimer Global Securities/VA _____%
.. Oppenheimer High Income/VA _____%
.. Oppenheimer Main Street/VA _____%
.. Oppenheimer Main Street Small Cap/VA _____%
.. Oppenheimer Strategic Bond/VA _____%
VAN KAMPEN
.. Van Kampen LIT Aggressive Growth _____%
.. Van Kampen LIT Comstock Portfolio _____%
.. Van Kampen LIT Emerging Growth _____%
.. Van Kampen LIT Growth and Income _____%
.. Van Kampen LIT Money Market _____%
.. Van Kampen UIF Emerging Markets Debt _____%
.. Van Kampen UIF Equity and Income _____%
.. Van Kampen UIF Equity Growth _____%
.. Van Kampen UIF Global Franchise _____%
.. Van Kampen UIF Small Company Growth _____%
.. Van Kampen UIF U.S. Mid Cap Value _____%
.. Van Kampen UIF U.S. Real Estate _____%
                                Total 100%


Please deposit the above-designated amount to (check one) . Checking Account
.. Savings Account
______________________________________________________________________
Financial Institution
______________________________________________________________________
Address
______________________________________________________________________
ABA No. Acct. No.

A VOIDED BLANK CHECK FOR THE ABOVE-NAMED ACCOUNT MUST BE ATTACHED.

If, instead of a direct deposit, you wish to have a check mailed to you, complete the following: (Otherwise, we will send to the address of record.)

______________________________________________________________________
Payee's Name                                    Acct. No.*
______________________________________________________________________
Address
______________________________________________________________________
City                                            State           Zip

* If applicable
Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize. The distributions you receive from the insurer are subject to federal income tax withholding unless you elect not to have withholding apply.



BD130                                                   PAGE 6 OF 8 (10/04)

                                                                BD130
12  OPTIONAL PROGRAMS (continued)

FEDERAL WITHHOLDING ELECTION FOR NON-PERIODIC DISTRIBUTIONS

Note: You may want to consult with your tax advisor. A separate election must be received from each owner on a contract.

.. No Withholding: I do NOT want federal income tax withheld. (Federal income tax will be withheld unless this box is checked.)

.. Withholding: I do want federal income tax withheld. (Minimum withholding is 10% of the taxable amount of the distribution. You may choose another percentage greater than 10%, but you may not select a dollar amount.)

Notice of Withholding A non-periodic distribution is any distribution made from an annuity contract that is not annuitized (including partial withdrawals, lump sum distributions, substantially equal period payments (SEPPs), and systematic withdrawals). Distributions taken prior to annuitization are considered to come from the earnings in the contract first. Withdrawals of earnings are taxed as ordinary income, and if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You may elect not to have federal income tax withheld from your distribution by contacting us. A withholding election will remain in effect until revoked, which you may do at any time. If you do not make payments of estimated tax, and do not have enough tax withheld, you may be subject to penalties under the estimated tax rules. If the withholding section is left blank, or if the social security number of tax identification number is not provided, 10% of the taxable portion of the distribution will be withheld for partial withdrawals and lump sum distributions. Even if you elect not to have withholding apply, you are liable for the payment of federal income tax on the taxable portion of the distribution.

Only residents of CA may request state withholding.
CA residents: If you choose to have federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us at any time to change or revoke your election.

Do you want state income tax withheld? . Yes . No

Distributions from a plan qualified under Internal Revenue Code Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

Resident state ________________________

AUTHORIZATION

My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previous pages. The program(s) selected may be terminated or modified at any time by me or Allstate Life Insurance Company of New York by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender.

---------------------------------------------- ---------------------------------------------------
Owner's Signature                               Representative Name
---------------------------------------------- ---------------------------------------------------
Joint Owner's Signature (if applicable)         Firm Name
                                               ---------------------------------------------------
                                                Phone Number

Not FDIC,               Not Insured by any Federal  Not a       No Bank or Credit       May Lose
NCUA/NCUSIF Insured        Government Agency        Deposit     Union Guarantee         Value



Variable annuities are not protected by the Securities Investor Protection
Corporation (SIPC) as to the loss of the principal amount invested.
-------------------------------------------------------------------------------

13 REPLACEMENT INFORMATION
Do you have any existing annuity or life insurance contracts? . Yes . No

Will the annuity applied for replace one or more existing annuity or life insurance contracts? . Yes . No (If yes, please complete the following.)

Company: ________________________________________________________ Policy No. ______________________________
Cost Basis Amount: $________________________________________________ Policy Date: ______________________________

Have you purchased another annuity during the current calendar year? . Yes . No
Do you or any joint owner currently own an annuity issued by the insurer? . Yes . No

BD130                                                   PAGE 7 OF 8 (10/04)

                                                                        BD130
14 OWNER'S ACKNOWLEDGEMENTS

Dollar Cost Averaging ("DCA") is a method of investing. A primary objective of DCA is to attempt to reduce the impact of shortterm price fluctuations on your investment portfolio. If you elect DCA, approximately the same dollar amounts are transferred on a periodic basis (e.g., monthly) from your source Account
(e.g., your chosen DCA Program Account) to your selected Subaccount(s). By this method, more Accumulation Units are purchased when the value per Accumulation
Unit is low and fewer Accumulation Units are purchased when the value per Accumulation Unit is high. Therefore, a lower average price per Accumulation
Unit may be achieved over the long term. This method of investing allows you to take advantage of market fluctuations, but it does not assure a profit or protect against loss in declining markets.

Under our DCA program, you may allocate a contract contribution into a designated DCA Account(s) and preauthorize transfers to any of the Subaccounts over a time period. Each month, we will transfer amounts out of the DCA
Account(s) into the Subaccounts you selected.

The interest-credited rate applied to assets remaining in the Dollar Cost
Averaging Fixed Account(s) (the "DCA Account(s)") exceeds our actual earnings rate on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your certificate. These charges do not increase as a result of allocating money to our DCA Account(s).

.. I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI). I / WE
HAVE READ THE DISCLOSURE STATEMENT ABOVE. I/WE UNDERSTAND THAT ANNUITY PAYMENTS
OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE
ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER
(OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

2. I AM NOT SUBJECT TO BACKUP WITHHOLDING  BECAUSE:  (A) I AM EXEMPT FROM BACKUP
WITHHOLDING,  OR (B) I HAVE NOT BEEN  NOTIFIED BY THE INTERNAL  REVENUE  SERVICE
(IRS)  THAT I AM  SUBJECT  TO BACKUP  WITH-HOLDING  AS A RESULT OF A FAILURE  TO
REPORT ALL  INTEREST OR  DIVIDENDS,  OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO
LONGER SUBJECT TO BACKUP WITHHOLDING, AND

3. I AM A U.S. PERSON (INCLUDING U.S. RESIDENT ALIEN).

A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment. I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application.

THE INTERNAL  REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF
THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

_____________________________________________________________________________
Owner's Signature                       Joint Owner's Signature
_____________________________________________________________________________
Signed at: City,                        State                           Date

15  FOR AGENT USE

To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? . Yes . No

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? . Yes . No
_____________________________________________________________________________
Licensed Agent Signature                Print name             Broker/Dealer
_____________________________________________________________________________
Social Security Number (required)       Address
_____________________________________________________________________________
Licensed I.D. #                         E-mail address         Telephone

Note to agent: Please make sure client name and social security number appear on all client checks.

                                                                       NEW YORK
BD130                                                        PAGE 8 OF 8 (10/04)

                                                                        BD131
Application
for Allstate Advisor variable annuities
Issued by Allstate Life Insurance Company of New York
100 Motor Parkway, Hauppauge, NY 11788-5107

Allstate Life Insurance Company
of New York
MAIL:
P.O. Box 94260
Palatine, IL 60094-4260
1-866-718-9824
fax: 866-487-8539
------------------------------------------------------------------------------

1  SELECT
   PRODUCT                 . ADVISOR  . ADVISOR PLUS     . ADVISOR PREFERRED
                           7-YR. SC        8-YR. SC        . Package I . Package II . Package III
                                                            0-YR.     SC 3-YR. SC   5-YR. SC

FOR BROKER USE ONLY:       . Program A . Program A                       . Program B   . Program B
                           . Program B . Program B                       . Program C   . Program C
                           . Program C . Program C


-------------------------------------------------------------------------------

2 SELECT OPTIONAL BENEFITS
Optional Benefits are subject to certain age and other restrictions. Additional charges may apply. May not be available with all products. Refer to the contract, riders and prospectus for more details.

Living Benefit Options
Accumulation Benefit (AB) - Select Guarantee Option 1 OR 2. Investment restrictions apply. For more information, please refer to the instruction page:

NOTE: All purchase payments received will have to adhere to the investment requirements of the AB rider. The AB benefit base will be reduced proportionally by all withdrawals. Future purchase payments made after the first contract anniversary following the AB rider date and any future withdrawals may adversely affect the benefit under this Rider. This Rider cannot be terminated until on or after the 5th rider anniversary unless the owner or annuitant dies. This rider cannot be traded-in until on or after the 5th rider anniversary. Changing investment allocations or making other changes that do not adhere to the investment requirements for the rider will result in the termination of the rider. Purchase payments (and associated credit enhancements, if applicable to your contract) received after the first contract anniversary following the AB rider date will not be included in the calculation of your AB benefit base.
Refer to the rider and prospectus for more details.

.. Guarantee Option 1.
Rider Period: ________ years (8 - 11 years)

.. Guarantee Option 2.
Rider Period: ________ years (10 - 16 years)


Death Benefit Options - Select all that apply:
Available for owners, annuitant, and co-annuitant age 0-79.

.. Maximum Anniversary Value
.. Spousal Protection Benefit (for certain qualified plans)


BD131                                                   PAGE 1 OF 8 (10/04)


                                                                        BD131
3  OWNER
If no Annuitant is specified in Section 5, the Owner will be the
Annuitant.
_____________________________________SS#/TIN 3 ___/__/____
Name
_____________________________________ Date of birth __   /__  /__
Street Address (no PO Box or c/o)                  Month Day Year
_____________________________________ . Male . Female
City State Zip                        . Trustee . CRT . Grantor . Non-Grantor
_____________________________________
Mailing address if different from above. Phone# ___/___/____
_____________________________________
City State Zip

Are the Owner(s), Annuitant(s), and Beneficiary(ies) U.S. Citizens? . Yes . No If no, list or provide name and country of each.

_______________________________________________
_______________________________________________
-------------------------------------------------------------------------------

4  JOINT OWNER
   (If any)

_____________________________________SS#/TIN 3 ___/__/____
Name
_____________________________________ Date of birth __   /__  /__
Street Address (no PO Box or c/o)                  Month Day Year
_____________________________________ . Male . Female
City State Zip
_____________________________________
Relationship to Owner

------------------------------------------------------------------------------
5   ANNUITANT
Complete only if
different from the
Owner in Section 3.

_____________________________________SS#/TIN 3 ___/__/____
Name
_____________________________________ Date of birth __   /__  /__
Street Address (no PO Box or c/o)                  Month Day Year
_____________________________________ . Male . Female
City State Zip



CO-ANNUITANT
Complete only if Spousal
Protection Benefit is
selected in Section 2.

_____________________________________  SS#/TIN 3 ___/__/____
Name
                                       Date of birth   __  /__  /__
                                                     Month  Day Year

                                       .Male  .Female

------------------------------------------------------------------------------
6 BENEFICIARY(IES)
Spouse must be the
sole primary beneficiary
if the Spousal Protection
Benefit is selected in
Section 2.

______________________________________________________________
Primary Name    SS#     Relationship to Owner     Percentage
______________________________________________________________
Primary Name    SS#     Relationship to Owner     Percentage
______________________________________________________________
Primary Name    SS#     Relationship to Owner     Percentage
______________________________________________________________
Contingent Name(s) SS#  Relationship to Owner     Percentage

BD131                                                   PAGE 2 OF 8 (10/04)

                                                                        BD131

7  TYPE OF PLAN

.. Nonqualified . Traditional IRA . SEP-IRA . Roth IRA

..  Other________________________________
Tax year for which IRA contribution is being made____________ . Employer . Employee
-------------------------------------------------------------------------------

8  SOURCE OF FUNDS . Initial Payment . Transfer . Rollover . 1035 Exchange
-------------------------------------------------------------------------------

9 ALLOCATION OF INITIAL PURCHASE PAYMENT
Initial Purchase Payment: $___________ Make check payable to Allstate Life Insurance Company of New York.
Select ONE of the following options.

.. 100% of purchase payment allocated to the Variable Accounts in Section 10.

.. 100% of purchase payment allocated to the DCA Account. Money will be transferred in equal monthly installments out of the DCA Account to the Variable Account in Section 10. All money must be transferred out of the DCA Account by the end of the selected installment period.

Select ONE: . 3- to 6-month DCA Account in ________ (3-6) monthly installments
            . 7- to 12-month DCA Account in ________ (7-12) monthly installments

.. A portion of purchase payment allocated to the Guarantee Period Accounts* and the remainder allocated to the Variable Account. Allocations must be whole percentages and must add up to 100%. Not available if AB was selected in Section 2.

Portion to allocate to Guarantee Period Accounts* . 1-Year Guarantee Period ________ %
                                                  . 3-Year Guarantee Period ________ %
                                                  . 5-Year Guarantee Period ________ %
                                                  . 7-Year Guarantee Period ________ %
                                                  . --------------------- -------- %
Portion to allocate to Variable Account           . Variable Account ________ %
                                                                      TOTAL __100___ %

.. Growback Strategy - A portion of purchase payment allocated to the ______ (3, 5, or 7) Year Guarantee Period Account* and the remainder allocated to the Variable Account. The portion allocated to the Guarantee Period Account will grow to an amount equal to the initial purchase payment by the end of the guarantee period, assuming no withdrawals or transfers. Not available if AB was selected in Section 2.

This strategy may be terminated or modified at any time by the insurer or me by providing written notice to the other party or, if investment option balances are inadequate, by executing the requested transfer. In the unlikely event that another financial transaction request is received on the transfer date, the insurer may delay processing the scheduled transfer if enrolling in Systematic Withdrawals.

* May not be available with all products.

BD131                                                     PAGE 3 OF 8 (10/04)

                                                                        BD131
10 Complete either Section 10a or Section 10b to provide instructions for allocating your initial purchase payment. Subsequent purchase payments will be allocated according to these instructions unless you notify us of changes.
------------------------------------------------------------------------------
10a TRUEBALANCE ASSET ALLOCATION PROGRAM May not be available in all states or with all products.

Select ONE of the following Models if you wish to use the TrueBalance Asset Allocation Program to allocate your purchase payment or DCA transfers to the Variable Account. If you have chosen to allocate a portion of your purchase payment to the Guarantee Period Accounts (including the Growback Strategy), the remainder of your purchase payment will be allocated according to the Model you select. If you do not wish to use the TrueBalance Asset Allocation Program, skip this section and complete Section 10b.

If you selected the Accumulation Benefit (see Section 2), do not complete this section. Select ONE of the following Models:

.. Conservative . Moderately   . Moderate   . Moderately . Aggressive
                 Conservative                Aggressive

By selecting one of these Models, you acknowledge receipt of the TrueBalance Asset Allocation Program materials, which describe each Model, as well as the program's terms and conditions. Purchase payments will be allocated and transfers will be made automatically among the investment alternatives according to the Model you selected. These allocations and transfers will reflect current asset allocation recommendations without any further authorizations or instructions by you. Each Model represents a combination of investments with varying degrees of risk. The Models do not include the DCA or Guarantee Period Accounts.
-------------------------------------------------------------------------------
10b INVESTMENT CHOICES

Complete this section if you are NOT using the TrueBalance Asset Allocation Program in Section 10a. Allocations must be whole percentages and add up to 100% (excluding any portion of purchase payment allocated to Guarantee Period Accounts above).

If you are also selecting the Accumulation Benefit (see Section 2), your allocation options may be limited. If you have selected Guarantee Option 1, you must allocate 20% to Class A, 50% to Class B and 30% to Class C (you may not allocate any of your purchase payment to Class D). If you have selected Guarantee Option 2, you must allocate 100% to the available funds. Please refer to the instruction page for further clarification.

Money Market
.. Putnam VT Money Market _____%
.. Van Kampen LIT Money Market _____%
Bond
.. FTVIP Franklin U.S. Government _____%
.. Oppenheimer Bond/VA _____%
.. Oppenheimer Strategic Bond/VA _____%
.. Putnam VT Income _____%
High Yield Bond
.. Lord Abbett Series Fund - Bond-Debenture _____%
.. Oppenheimer High Income/VA _____%
.. Putnam VT High Yield _____%
Large Cap Value
.. FTVIP Franklin Growth and Income Securities _____%
.. Lord Abbett Series Fund - All Value _____%
.. Lord Abbett Series Fund - Growth and Income _____%
.. Putnam VT Growth and Income _____%
.. Putnam VT New Value _____%
.. Van Kampen LIT Comstock Portfolio _____%
.. Van Kampen LIT Growth and Income _____%
Large Cap Blend
.. Oppenheimer Capital Appreciation/VA _____%
.. Oppenheimer Main Street/VA _____%
.. Putnam VT Investors _____%
Large Cap Growth
.. FTVIP Franklin Large Cap Growth Securities _____%
.. Putnam VT Voyager _____%
.. Van Kampen LIT Emerging Growth _____%
.. Van Kampen UIF Equity Growth _____%
Mid Cap Value
.. FTVIP Mutual Shares Securities _____%
.. Lord Abbett Series Fund - Mid-Cap Value _____%
.. Van Kampen UIF U.S. Mid Cap Value _____%
Mid Cap Growth
.. Lord Abbett Series Fund Growth Opportunities _____%
.. Oppenheimer Aggressive Growth/VA _____%
.. Putnam VT Vista _____%
.. Van Kampen LIT Aggressive Growth _____%
Small Cap Value
.. FTVIP Franklin Small Cap Value Securities _____%
Small Cap Blend
.. Oppenheimer Main Street Small Cap/VA _____%
Small Cap Growth
.. Van Kampen UIF Small Company Growth _____% Balanced
.. FTVIP Franklin Income Securities _____%
.. Oppenheimer Balanced/VA _____%
.. Putnam VT The George Putnam Fund of Boston _____%
.. Putnam VT Global Asset Allocation _____%
.. Van Kampen UIF Equity and Income _____%
Global and International
.. FTVIP Templeton Developing Markets Securities _____%
.. FTVIP Templeton Foreign Securities _____%
.. Oppenheimer Global Securities/VA _____%
.. Putnam VT International Equity _____%
.. Van Kampen UIF Global Franchise _____%
Specialty
.. Van Kampen UIF Emerging Markets Debt _____%
.. Van Kampen UIF U.S. Real Estate _____%
                                Total 100%


BD131                                                   PAGE 4 OF 8 (10/04)

                                                                        BD131
11  SPECIAL
    REMARKS

(Attach separate page if necessary.)

_______________________________________________________________
_______________________________________________________________

------------------------------------------------------------------------------
12 OPTIONAL PROGRAMS


Automatic Additions
Program

I authorize the insurer to begin automatic debits from the account designated below. The funds withdrawn from this account shall be added to my variable annuity as an Automatic Addition (Purchase
Payment). (Minimum addition $50.)
I wish to have a monthly amount of $ ____________ withdrawn on the ___ day* of every month.
The debits should begin in _____________________ (month).
Debit my (check one) . Checking Account . Savings Account
_______________________________________________________
Financial Institution
_______________________________________________________
Address
_______________________________________________________
ABA No. Acct. No.

*Please allow three business days for the payment to be credited to your annuity. A VOIDED BLANK CHECK FOR THE ABOVE ACCOUNT MUST BE ATTACHED.

Dollar Cost Averaging Program
May not be available in all products.

Transfer to (select investment option) Percent per transfer Transfer frequency: Monthly
----------------------------- --------------%
----------------------------- --------------%
----------------------------- --------------%
----------------------------- --------------%
Total = 100% Number of occurrences (3-12):

All assets must be transferred into the variable subaccounts within 3 to 12 months from the date of enrollment.

The application of the DCA program to a given purchase payment may be terminated if investment option balances are inadequate by executing the requested transfer/withdrawal. (Termination of the program with regard to any one purchase payment will not affect the program with regard to any other purchase payment or the continued availability of the program for future purchase payments.) In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.

Systematic Withdrawal Program

I authorize the insurer to begin systematic withdrawals in the net amount of $__________________ from my annuity. This amount should be withdrawn on the _______ day beginning in the month of ________________________ (please allow three business days for receipt of a direct deposit or seven business days for receipt of a check). The account value will be reduced to reflect the amount received, as well as applicable charges, adjustments, and income tax withholding. I understand that withdrawals may result in taxable income and, prior to owner's age of 59 1/2, may be subject to a 10% penalty.

Frequency of payments: . Monthly . Quarterly . Semiannually .Annually


BD131                                                   PAGE 5 OF 8 (10/04)

                                                                        BD131
12 OPTIONAL PROGRAMS (continued)
Specify percentage to be withdrawn (whole percentages only):


PUTNAM
.. Putnam VT George Putnam Fund of Boston _____%
.. Putnam VT Global Asset Allocation _____%
.. Putnam VT Growth and Income _____%
.. Putnam VT High Yield _____%
.. Putnam VT Income _____%
.. Putnam VT International Equity _____%
.. Putnam VT Investors _____%
.. Putnam VT Money Market _____%
.. Putnam VT New Value _____%
.. Putnam VT Vista _____%
.. Putnam VT Voyager _____%
FRANKLIN TEMPLETON
.. FTVIP Franklin Growth and Income Securities _____%
.. FTVIP Franklin Income Securities _____%
.. FTIVIP Franklin Large Cap Growth Securities _____%
.. FTVIP Franklin Small Cap Value Securities _____%
.. FTVIP Franklin U.S. Government _____%
.. FTVIP Mutual Shares Securities _____%
.. FTVIP Templeton Developing Markets Securities _____%
.. FTVIP Templeton Foreign Securities _____%
LORD ABBETT
.. Lord Abbett Series Fund - All Value _____%
.. Lord Abbett Series Fund - Bond-Debenture _____%
.. Lord Abbett Series Fund - Growth and Income _____%
.. Lord Abbett Series Fund - Growth Opportunities _____%
.. Lord Abbett Series Fund - Mid-Cap Value _____%
OPPENHEIMERFUNDS
.. Oppenheimer Aggressive Growth/VA _____%
.. Oppenheimer Balanced/VA _____%
.. Oppenheimer Bond/VA _____%
.. Oppenheimer Capital Appreciation/VA _____%
.. Oppenheimer Global Securities/VA _____%
.. Oppenheimer High Income/VA _____%
.. Oppenheimer Main Street/VA _____%
.. Oppenheimer Main Street Small Cap/VA _____%
.. Oppenheimer Strategic Bond/VA _____%
VAN KAMPEN
.. Van Kampen LIT Aggressive Growth _____%
.. Van Kampen LIT Comstock Portfolio _____%
.. Van Kampen LIT Emerging Growth _____%
.. Van Kampen LIT Growth and Income _____%
.. Van Kampen LIT Money Market _____%
.. Van Kampen UIF Emerging Markets Debt _____%
.. Van Kampen UIF Equity and Income _____%
.. Van Kampen UIF Equity Growth _____%
.. Van Kampen UIF Global Franchise _____%
.. Van Kampen UIF Small Company Growth _____%
.. Van Kampen UIF U.S. Mid Cap Value _____%
.. Van Kampen UIF U.S. Real Estate _____%
                                Total 100%


Please deposit the above-designated amount to (check one) . Checking Account .. Savings Account
______________________________________________________________________
Financial Institution
______________________________________________________________________
Address
______________________________________________________________________
ABA No. Acct. No.

A VOIDED BLANK CHECK FOR THE ABOVE-NAMED ACCOUNT MUST BE ATTACHED.

If, instead of a direct deposit, you wish to have a check mailed to you, complete the following: (Otherwise, we will send to the address of record.)

______________________________________________________________________
Payee's Name                                    Acct. No.*
______________________________________________________________________
Address
______________________________________________________________________
City                                            State           Zip

* If applicable
Systematic withdrawals cannot be used to continue the contract in force beyond the Maturity Date. On the Maturity Date, the contract must annuitize. The distributions you receive from the insurer are subject to federal income tax withholding unless you elect not to have withholding apply.



BD131                                                   PAGE 6 OF 8 (10/04)

                                                                BD131
12  OPTIONAL PROGRAMS (continued)

FEDERAL WITHHOLDING ELECTION FOR NON-PERIODIC DISTRIBUTIONS

Note: You may want to consult with your tax advisor. A separate election must be received from each owner on a contract.

.. No Withholding: I do NOT want federal income tax withheld. (Federal income tax will be withheld unless this box is checked.)

.. Withholding: I do want federal income tax withheld. (Minimum withholding is 10% of the taxable amount of the distribution. You may choose another percentage greater than 10%, but you may not select a dollar amount.)

Notice of Withholding
A non-periodic distribution is any distribution made from an annuity contract that is not annuitized (including partial withdrawals, lump sum distributions, substantially equal period payments (SEPPs), and systematic withdrawals).
Distributions taken prior to annuitization are considered to come from the earnings in the contract first. Withdrawals of earnings are taxed as ordinary income, and if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You may elect not to have federal income tax withheld from your distribution by contacting us. A withholding election will remain in effect until revoked, which you may do at any time. If you do not make payments of estimated tax, and do not have enough tax withheld, you may be subject to penalties under the estimated tax rules. If the withholding section is left blank, or if the social security number of tax identification number is not provided, 10% of the taxable portion of the distribution will be withheld for partial withdrawals and lump sum distributions. Even if you elect not to have withholding apply, you are liable for the payment of federal income tax on the taxable portion of the distribution.

Only residents of CA may request state withholding.
CA residents: If you choose to have federal income tax withheld, the laws of your state require that state income tax be withheld unless you specifically elect not to have state income tax withheld. You may contact us at any time to change or revoke your election.

Do you want state income tax withheld? . Yes . No

Distributions from a plan qualified under Internal Revenue Code Section 401 or 403(b) may be subject to 20% withholding. If you request such a distribution, you will receive a notice outlining the applicable rules.

Resident state ________________________

AUTHORIZATION

My signature indicates that I have received a prospectus and have authorized the program(s) selected on the previous pages. The program(s) selected may be terminated or modified at any time by me or Allstate Life Insurance Company of New York by providing written notice to the other party or, if investment choice balances are inadequate, by executing the requested transfer/surrender.

---------------------------------------------- ---------------------------------------------------
Owner's Signature                               Representative Name
---------------------------------------------- ---------------------------------------------------
Joint Owner's Signature (if applicable)         Firm Name
                                               ---------------------------------------------------
                                                Phone Number

Not FDIC,               Not Insured by any Federal  Not a       No Bank or Credit       May Lose
NCUA/NCUSIF Insured        Government Agency        Deposit     Union Guarantee         Value


Variable annuities are not protected by the Securities Investor Protection Corporation (SIPC) as to the loss of the principal amount invested.
-------------------------------------------------------------------------------

13 REPLACEMENT INFORMATION
Do you have any existing annuity or life insurance contracts? . Yes . No

Will the annuity applied for replace one or more existing annuity or life insurance contracts? . Yes . No (If yes, please complete the following.)

Company: ________________________________________________________ Policy No. ______________________________
Cost Basis Amount: $________________________________________________ Policy Date: ______________________________

Have you purchased another annuity during the current calendar year? . Yes . No
Do you or any joint owner currently own an annuity issued by the insurer? . Yes . No

BD131                                                   PAGE 7 OF 8 (10/04)

                                                                        BD131
14 OWNER'S ACKNOWLEDGEMENTS

Dollar Cost Averaging ("DCA") is a method of investing. A primary objective of DCA is to attempt to reduce the impact of shortterm price fluctuations on your investment portfolio. If you elect DCA, approximately the same dollar amounts are transferred on a periodic basis (e.g., monthly) from your source Account (e.g., your chosen DCA Program Account) to your selected Subaccount(s). By this method, more Accumulation Units are purchased when the value per Accumulation Unit is low and fewer Accumulation Units are purchased when the value per Accumulation Unit is high. Therefore, a lower average price per Accumulation Unit may be achieved over the long term. This method of investing allows you to take advantage of market fluctuations, but it does not assure a profit or protect against loss in declining markets.

Under our DCA program, you may allocate a contract contribution into a designated DCA Account(s) and preauthorize transfers to any of the Subaccounts over a time period. Each month, we will transfer amounts out of the DCA Account(s) into the Subaccounts you selected.

The interest-credited rate applied to assets remaining in the Dollar Cost Averaging Fixed Account(s) (the "DCA Account(s)") exceeds our actual earnings rate on supporting assets, less appropriate risk and expense adjustments. We will recover amounts credited over amounts earned from the mortality and expense risk charges described in your certificate. These charges do not increase as a result of allocating money to our DCA Account(s).

.. I WOULD LIKE TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION (SAI). I / WE HAVE READ THE DISCLOSURE STATEMENT ABOVE. I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

1. THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

2. I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE
(IRS) THAT I AM SUBJECT TO BACKUP WITH-HOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS, OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

3. I AM A U.S. PERSON (INCLUDING U.S. RESIDENT ALIEN).

A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment. I have read the above statements and represent that they are complete and true to the best of my knowledge and belief. I acknowledge receipt of a variable annuity prospectus. By accepting the annuity issued, I agree to any additions or corrections to this application.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISIONS OF THIS DOCUMENT OTHER THAN THE CERTIFICATION REQUIRED TO AVOID BACKUP WITHHOLDING.

_____________________________________________________________________________
Owner's Signature                       Joint Owner's Signature
_____________________________________________________________________________
Signed at: City,                        State                           Date

15  FOR AGENT USE

To the best of your knowledge, as Agent, does the owner have an existing annuity or life insurance contract? . Yes . No

Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance? . Yes . No
_____________________________________________________________________________
Licensed Agent Signature                Print name             Broker/Dealer
_____________________________________________________________________________
Social Security Number (required)       Address
_____________________________________________________________________________
Licensed I.D. #                         E-mail address         Telephone

Note to agent: Please make sure client name and social security number appear on all client checks.

                                                                       NEW YORK
BD131                                                        PAGE 8 OF 8 (10/04)
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